Intangible assets	12 Months Ended
Jun. 30, 2026
Notes and other explanatory information [abstract]
Intangible assets

13. Intangible assets

	Year Ended June 30
(US dollars in thousands)	2026	2025*restated	2024
Goodwill	18,181	1,788	1,636
Other intangible assets	35,824	13,798	13,600
Total	54,005	15,586	15,236

a)	Goodwill

	Year Ended June 30
(US dollars in thousands)	2026	2025	2024
As at July 1	1,788	1,636	17,698
Recognized during the year	16,399
Impairment losses	-	-	(16,124)
Foreign exchange	(6)	152	63
Carrying value	18,181	1,788	1,636

Goodwill of $16.39 million recognized during the year represents to Cromwell acquired during the year, the Group’s goodwill balance of $1.788 million is allocated wholly to the Tembo / Electric Vehicles cash-generating unit. (June 30, 2025: $1.788 million was allocated wholly to the Tembo / Electric Vehicles cash-generating unit; June 30 2024: $1.636 million was allocated wholly to the Tembo / Electric Vehicles cash-generating unit)

The carrying amounts of goodwill by Cash Generating Unit (“CGU”) are as follows:

	Year Ended June 30
(US dollars in thousands)	2026	2025*restated	2024
Cromwell (allocated to the Data Center segment)	16,399	-	-
Tembo (allocated to the Electric Vehicle segment)	1,782	1,788	1,636
Total	18,181	1,788	1,636

The Group conducts impairment tests on the carrying value of goodwill and intangibles annually, or more frequently if there are any indications that goodwill might be impaired. The recoverable amount of the Cash Generating Unit (“CGU”) to which goodwill has been allocated is determined from value in use calculations. The key assumptions in the calculations are the discount rates applied, expected operating margin levels and long-term growth rates. Management estimates discount rates that reflect the current market assessments while margins and growth rates are based upon approved budgets and related projections.

The Group prepares cash flow forecasts using the approved budgets for the coming fiscal year and management projections for the following two years. Cash flows are also projected for subsequent years as management believe that the investment is held for the long term. These budgets and projections reflect management’s view of the expected market conditions and the position of the CGU’s products and services within those markets.

In the prior years, following the sale of Kenshaw Electrical on July 2 2024, the goodwill and intangible assets attributable to the Aevitas (Critical Power Services) CGU were fully written off as they were no longer considered recoverable from ongoing operations.

In addition, following the disposal of Kenshaw and a review of VivoPower Pty Ltd (“VivoPower Pty”), management determined on July 5 2024 to place VivoPower Pty into Voluntary Administration. As a result, the remaining goodwill and intangible assets associated with VivoPower Pty and held within other Group entities were also fully written off in the prior year.

On May 12 2026, VivoPower acquired 100% of the shares of Cromwell AS (“Cromwell”) and its wholly owned subsidiary Nordland Data AS from COWA. Goodwill of $16.399 million represents the excess of the purchase price over the net identifiable assets acquired and liabilities assumed. The Company believes the goodwill is attributable to the skill and expertise of the acquired workforce, access to low-cost hydroelectric power, the opportunity to repurpose the facility for artificial intelligence and high-performance computing, expected growth from expected synergies

At June 30, 2026, we tested the goodwill and intangible assets of the Tembo cash generating unit, with a carrying amount of US$15.6 million, for impairment. The recoverable amount, based on value in use, was US$32.4 million, giving headroom of US$16.8 million, and no impairment was recognized.

The key assumptions are forecast revenue and EBITDA margin, the long-term growth rate and the discount rate. Management determined these assumptions based on its financial model and, for the discount rate, external market information. The key assumptions were a discount rate based on a weighted average cost of capital of 11.3% (June 30, 2025: 12.1%; June 30, 2024: 13.7%), a six-year cash flow forecast reflecting the commencement of sales of conversion kits, the Tembo Tusker and electric Jeepneys, and a terminal growth rate of 2%. The terminal value represents about 79% of the recoverable amount.

The recoverable amount of the CGU was determined based on value in use. The recoverable amount at June 30, 2026 was US$32.4 million, compared with a carrying amount of US$15.6 million. Value in use was calculated from cash-flow projections from management’s financial model covering a six-year period, FY27 to FY32. Cash flows beyond this period were extrapolated using a long-term growth rate of 2.0% which management considers conservative and well below industry and country growth rates. A discount rate of 11.3% was applied.

The recoverable amount would equal the carrying amount at a discount rate of approximately 17.8%, or if forecast revenue were about 26% lower in every forecast year, with other assumptions unchanged. Tembo’s revenue for FY26 was US$94 thousand, and the forecast depends on a significant increase in sales. A reasonably possible change in these assumptions could result in an impairment.

In reviewing past performance and lack of Revenues we have analyzed the following;

●	Supply Chain issues relating to limited cash flows to procure components
●	Staffing issues relating to the changing nature of our R&D activities
●	Moving from Design to Test and potential rework
●	Customer appetite to place orders and commit
●	Customer acceptance of our revised Terms of Trade
●	Now aligned with what other EV Conversion Kits suppliers are requiring
●	Supplier’s capability to deliver the volumes we believe we can sell
●	Tembo’s ability to train and support the early adopters of our kits

The cash-generating unit (CGU) represented by the Caret solar projects (TX75 and TX341) was assessed to be impaired in FY25, resulting in the recognition of an impairment charge.

In FY25, the Group reassessed the recoverability of its Caret solar development projects. The remaining active projects, TX75 and TX341, together with the other solar projects, were fully impaired during the FY25. Accordingly, no capitalized solar project development costs remain at June 30 2026.

Sensitivity

The recoverable amount exceeded the carrying amount by US$16.8 million. The recoverable amount would remain above the carrying amount at a discount rate of 25%, at a long-term growth rate of 0%, or with revenue 20% below forecast in every forecast year

(b)	Other intangible assets

(US dollars in thousands)	Customer Relationships	Trade Names	Favorable Supply Contracts	Solar Projects	Product Development	Other Intangible Assets	Total Intangible Assets
Cost
At June 30, 2023	2,556	1,338	3,951	12,678	7,832	203	28,558
Foreign exchange	(9)	1	25	-	(112)	-	(95)
Additions	-	-	-	13	3,966	-	3,979
Disposals	-	-	-	-	-	-
At June 30, 2024	2,547	1,339	3,976	12,691	11,686	203	32,442
Foreign exchange	125	34	-	-	1078	-	1,237
Reclassification	-	-	-	47	-	(47)	-
Additions	-	-	-	-	1,141	-	1,141
At June 30, 2025*restated	2,672	1,373	3,976	12,738	13,905	156	34,820
Foreign exchange	-	-	-	-	(284)	1	(283)
Additions	-	15,200	7,100	-	288	-	22,588
At June 30, 2026	2,672	16,573	11,076	12,738	13,909	157	57,125

Amortization and Impairment	Customer Relationships	Trade Names	Favorable Supply Contracts	Solar Projects	Product Development	Other	Total
At June 30, 2023	1,507	624	1,732	-	61	156	4,080
Foreign exchange	(6)	(1)	19	-	(3)	-	9
Amortization	390	138	261	-	34	-	823
Impairment	290	488	1,964	11,188	-	-	13,930
At June 30, 2024	2,181	1,249	3,976	11,188	92	156	18,842
Foreign exchange	112	30	-	-	128	-	270
Amortization	273	74	-	-	13	-	360
Impairment	-	-	-	1,550	-	-	1,550
At June 30, 2025	2,566	1,353	3,976	12,738	233	156	21,022

Foreign exchange	-	-	-	-	-	-	-
Amortization	-	213	66	-	-	-	279
Impairment	-	-	-	-	-	-	-
At June 30, 2026	2,566	1,566	4,042	12,738	233	156	21,301

Net book value	Customer Relationships	Trade Names	Favorable Supply Contracts	Solar Projects	Product Development	Other	Total
At June 30, 2024	366	90	-	1,503	11,594	47	13,600
At June 30, 2025*restated	106	20	-	-	13,672	-	13,798
At June 30, 2026	106	15,007	7,034	-	13,676	1	35,824

Customer relationships and trade names are finite-life intangible assets and are amortized over their remaining useful lives, have an average remaining period of amortization of 2 years and 2 years respectively. Solar projects were fully impaired. Electric vehicle product development costs are incomplete and not yet available for use and therefore are not amortized.

Additions for the year ended June 30, 2026 comprise of $0.28 million electric vehicle product development costs in Tembo (June 30, 2025: $1.14 million; June 30, 2024: $4.0 million).

Favourable Supply contracts and trade names additions relate to intangible assets acquired as part of the acquisition of Cromwell, amounting to $7.1 million and $15.2 million, respectively. These intangible assets are amortized over their respective useful lives in accordance with the Group’s established amortization policies for similar intangible assets.